SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Global Bond Fund
The fund’s Board of Directors has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS International GmbH, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the prospectus is supplemented as follows:
DWS International GmbH will no longer serve as subadvisor to the fund and all disclosure and references to DWS International GmbH as the fund's subadvisor are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Joseph Bowen, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Joseph Bowen, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2014. Prior to his current role, he worked in Liquidity Management as an Investment Specialist.
■	Portfolio Manager for Fixed Income: New York
■	BA in Economics, Franklin & Marshall College.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-42